                                                                    Exhibit 99.1

                          BLOOD PLASMA PRODUCT BUSINESS
                            FINANCIAL STATEMENTS FOR
                THE YEARS ENDED DECEMBER 31, 1993, 1994 AND 1995

                          INDEX TO FINANCIAL STATEMENTS

Page
- ----

Report of Independent Accountants                                                   F-2

Balance Sheets as of December 31, 1994 and 1995 and April 30, 1996 (unaudited)      F-3

Statement of Operations for the years ended December 31, 1993, 1994 and 1995
 and for the four month periods ended April 30, 1995 and 1996 (unaudited)           F-4

Statement of Parent Company Investment for the years ended
 December 31, 1993, 1994 and 1995 and the four month period ended April 30, 1996
 (unaudited)                                                                        F-5

Statement of Cash Flows for the years ended December 31, 1993, 1994 and 1995
 and for the four month periods ended April 30, 1995 and 1996 (unaudited)           F-6

Notes to Financial Statements                                                       F-7 to F-16

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of HemaSure Inc.

We have audited the balance sheets of the Blood Plasma Product Business of Novo Nordisk A/S (on the basis described in Note A), as of December 31, 1994 and 1995, and the related statements of operations, company investment and cash flows for each of the three years in the period ended December 31, 1995 (as described in Note A). These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned financial statements present fairly, in all material respects, the financial position of the Blood Plasma Product Business of Novo Nordisk A/S (on the basis described in Note A), as of December 31, 1994 and 1995, and the related statements of operations, company investment and cash flows for each of the three years in the period ended December 31, 1995 (as described in Note A), in conformity with generally accepted accounting principles in the United States.

As discussed in Note A of Notes to Financial Statements, the Blood Plasma Product Business was one of the commercial activities of Novo Nordisk A/S for all of the periods presented and was entirely dependent on the financial support of Novo Nordisk A/S for each of those periods, as evidenced on the Statement of Parent Company Investment.


COOPERS & LYBRAND

Copenhagen, Denmark
June 27, 1996


                                    BLOOD PLASMA PRODUCT BUSINESS

                                           BALANCE SHEETS


                                                                    December 31,            April 30,
                                                               1994             1995          1996
                                                               ---------------------        --------
                                                                                           (unaudited)

ASSETS                                                                    (DKK thousands)

Current assets:
   Accounts receivable (Note E)                               23,237           18,691         20,445
   Inventories (Note F)                                      123,381          102,583         83,701
   Deferred charges and other assets                             342              337            358
                                                             -------          -------        -------

        Total current assets                                 146,960          121,611        104,504


Fixed assets, net (Note G)                                    68,549           57,450         53,190
Deposits                                                       1,602            1,582          1,582
                                                             -------          -------        -------

        Total assets                                         217,111          180,643        159,276
                                                             =======          =======        =======


LIABILITIES AND PARENT COMPANY INVESTMENT

Accounts payable                                              14,839            3,161            753
Other liabilities                                             17,450            6,717          7,581
                                                             -------          -------        -------



        Total liabilities                                     32,289            9,878          8,334


Commitments and contingencies

Parent company investment                                    184,822          170,765        150,942
                                                             -------          -------        -------

        Total liabilities and parent company investment      217,111          180,643        159,276
                                                             =======          =======        =======



    The accompanying notes are an integral part of the financial statements.

                                    BLOOD PLASMA PRODUCT BUSINESS

                                       STATEMENTS OF OPERATIONS

                                      Year Ended December 31,               Four months ended April 30,
                              1993             1994            1995             1995           1996
                                                         (DKK thousands)           (unaudited)
Revenues:
   Product sales             83,708           99,038          86,824           30,551         24,253
                            -------         --------         -------          -------        -------
        Total revenues       83,708           99,038          86,824           30,551         24,253

Cost of goods sold
(Note D)                     78,423          179,212         112,643           35,021         23,283
                            -------         --------         -------          -------        -------
   Gross profit               5,285          (80,174)        (25,819)          (4,470)           970

Selling expenses              9,647           10,262           7,938            2,793          5,186
Research and
   development expenses       8,903           10,965           7,625            2,683          3,773
General and administrative
   expenses                  11,116           14,356          15,243            5,364          9,034
                            -------         --------         -------          -------        -------
   Operating loss           (24,381)        (115,757)        (56,625)         (15,310)       (17,023)

Interest expense                  -                -               -                -              -
                            -------         --------         -------          -------        -------
   Loss before income taxes (24,381)        (115,757)        (56,625)         (15,310)       (17,023)

Provision for income taxes        -                -               -                -              -
                            -------         --------         -------          -------        -------
   Net loss                 (24,381)        (115,757)        (56,625)         (15,310)       (17,023)
                            =======         ========         =======          =======        =======


    The accompanying notes are an integral part of the financial statements.

                             PLASMA PRODUCT BUSINESS

                     STATEMENT OF PARENT COMPANY INVESTMENT
              FOR THE YEARS ENDED DECEMBER 31, 1993, 1994 AND 1995
                   AND THE FOUR MONTHS ENDED APRIL 30, 1996

                                                                       Company
                                                                      Investment

                                                                   (DKK thousands)

Balance at December 31, 1992                                            113,569

Net loss in 1993                                                        (24,381)

Investment by the Company                                                42,805
                                                                        -------

Balance at December 31, 1993                                            131,993

Net loss in 1994                                                       (115,757)

Investment by the Company                                               168,586
                                                                        -------

Balance at December 31, 1994                                            184,822

Net loss in 1995                                                        (56,625)

Investment by the Company                                                42,568
                                                                        -------

Balance at December 31, 1995                                            170,765

Net loss during the four months ended April 30, 1996                    (17,023)

Distribution to Parent Company                                           (2,800)
                                                                         ------

Balance at April 30, 1996 (unaudited)                                   150,942
                                                                        =======

    The accompanying notes are an integral part of the financial statements.

                             BLOOD PLASMA PRODUCT BUSINESS

                                                      STATEMENTS OF CASH FLOWS

                                                              Year Ended Dec. 31,               Four months ended April 30,
                                                       1993          1994            1995           1995           1996
                                                     --------      --------        --------       --------       --------
                                                                                                        (unaudited)
                                                                              (DKK thousands)
Cash flows from
  operating activities:
   Net loss                                           (24,381)      (115,757)       (56,625)       (15,310)       (17,023)
Adjustments to reconcile net loss to net cash
used in operating activities:
    Depreciation and amortization                       6,462         12,581         13,428          4,450          4,476
    Loss from disposal of tangible assets                  57              7             47              -              -
    Provision for doubtful accounts receivable         (1,486)         2,047          4,139            (50)         1,172
    Reserve for obsolete products and slow moving
      items                                             3,438         76,951         (7,499)        15,122         (2,674)

Changes in operating assets and liabilities:
    Accounts receivable                                 2,047         (1,976)           407           (667)        (2,926)
    Inventories                                       (62,788)       (70,494)        28,297        (10,973)        21,556
    Deferred charges,
    other assets and deposits                             (31)           113             25              4            (21)
    Accounts payable                                   53,296        (67,562)       (11,678)        (3,902)        (2,408)
    Other liabilities                                     555         11,477        (10,733)       (11,076)           864
                                                      -------       --------        -------        -------        -------
Net cash used in/provided by
 operating activities                                 (22,831)      (152,613)       (40,192)       (22,402)         3,016
                                                      -------       --------        -------        -------        -------
Cash flows from investing activities:
   Additions to fixed assets                          (19,974)       (15,973)        (2,376)          (750)          (216)
                                                      -------       --------        -------        -------        -------
Net cash used in investing activities                 (19,974)       (15,973)        (2,376)          (750)          (216)
                                                      -------       --------        -------        -------        -------
Cash flows from financing activities:
   Proceeds from Parent Company investment/
     (dividend to parent company)                      42,805        168,586         42,568         23,152         (2,800)
                                                      -------       --------        -------        -------        -------
Net cash provided from financing activities            42,805        168,586         42,568         23,152         (2,800)

Net increase (decrease) in cash                             -              -              -              -              -
                                                      =======       ========        =======        =======        =======


    The accompanying notes are an integral part of the financial statements.

                          BLOOD PLASMA PRODUCT BUSINESS
                          NOTES TO FINANCIAL STATEMENTS

NOTE A. THE BUSINESS:
NATURE OF THE BUSINESS

The Plasma Product Business (the "Business") was established in 1974 as a business unit of Nordisk Insulinlaboratorium (a private foundation). In 1986 Nordisk Insulinlaboratorium's commercial activities were separated into a new company, Nordisk Gentofte A/S. From 1987 the plasma fractionation has taken place in an independent production division in Nordisk Gentofte A/S. In 1989 Novo Industri A/S and Nordisk Gentofte A/S merged into Novo Nordisk A/S (the "Parent Company") and the plasma business became a part of the Biopharmaceuticals Division.

The Business is subject to risks common to companies in the medical technology industry, including, but not limited to, development by the Company or its competitors of new technological innovations, dependence on key personnel, protection of proprietary technology, and compliance with FDA regulations.

BASIS OF PRESENTATION
These carve-out financial statements have been prepared as if the Business had been a stand alone entity in the period 1993 to 1995. Certain overhead expenses incurred by the Company have not in the accounting records been applied directly to the Business. Accordingly, a reasonable share of these overheads have manually been allocated to the Business. The allocation has been made as described below:

ALLOCATION OF OVERHEAD
The Business has benefited from the central overhead costs incurred by the Parent Company, comprising administrative functions and quality assurance. As a consequence, a portion of these overhead costs have been allocated to the Business. The Business' share in 1995 of the total overhead costs of the Parent Company's Health Care Business has been allocated to the Business on the basis of the revenue of the Business relative to the total revenue of the Parent Company's Health Care Business. In 1995, the costs allocated to the Business amounted to DKK 10.5 million.

For 1994 and 1993 the overhead cost basis has been estimated based on the total 1995 overhead costs for the Parent Company's Health Care Business deflated by 3% and 6%, respectively. The calculated overheads has as in 1995 been allocated to the Business based on the revenue of the Business relative to the total revenue of the Parent Company's Health Care Business.

In addition selling expenses relating to the Parent Company's foreign sales force have been estimated as 10% of the Business' annual revenue with foreign customers.

The management of the Parent Company believes that these methods of allocation are reasonable. Such allocations are not necessarily indicative of the costs that would have been incurred if the Business had been a separate entity.

                          BLOOD PLASMA PRODUCT BUSINESS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies are in accordance with US GAAP.

FOREIGN CURRENCY TRANSLATION
Monetary assets and liabilities denominated in foreign currencies are translated into Danish kroner at the rate of exchange ruling at the balance sheet date. Income and expenses are translated into Danish kroner at average exchange rates applicable to the month in which the transactions occur.

Gains or losses arising from increases or decreases in foreign currency exchanges rates in the period between the recognition of an asset or a liability in a foreign currency until the date of payment or alternatively the balance sheet date have not been recognized in the statement of operations. The accounting records did not allow to separate such realized and unrealized gains or losses relating to the Business. However, receivables and payables at year end included in the balance sheets have been translated at year end exchange rates.

INCOME TAXES
Because the Business as a stand-alone entity based on the existing earnings can not utilize the tax benefit from the significant accounting losses in the period 1993 to 1995 no deferred tax asset has been set up based on these losses. Furthermore, it has for the purposes of compiling these financial statements not been possible to separate any taxes in subsidiaries relating to income from the Business from taxes relating to income from other businesses of the Parent Company.

STATEMENT OF OPERATIONS

REVENUE RECOGNITION
Revenues from product sales are recognized at the time of delivery. Product sales represents amounts invoiced excluding value added tax and after deduction of goods returned, trade discounts and allowances.

COST OF GOODS SOLD
Cost of products sold comprise material, energy, wages and salaries directly related to goods sold and production overheads. Production overheads comprise mainly depreciation, quality assurance, rent and allocation of quality assurance from the Parent Company.

                          BLOOD PLASMA PRODUCT BUSINESS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SELLING EXPENSES
Selling expenses comprise salaries, rent, depreciation and the allocated costs representing the Business' share of sales force in respect of foreign operations.

RESEARCH AND DEVELOPMENT EXPENSES
Research and development costs include clinical trials, salaries, rent and depreciation attributable to the research and development activities of the Business. Research and development costs are expensed in the year incurred.

GENERAL AND ADMINISTRATIVE EXPENSES
General and administrative expenses comprise salaries, rent, depreciation and the allocated costs of the Parent Company's general and administrative functions.

BALANCE SHEET

ACCOUNTS RECEIVABLE
Accounts receivable are stated net of a provision for losses on doubtful accounts receivable. The provision is based on an individual evaluation of each receivable which also includes an evaluation of payment difficulties associated with individual countries.

The accounts receivable as of December 31, 1995 have been compiled based upon the actual outstanding invoices with external customers relating to the Business at that date. The accounts receivable as of December 31, 1994 and 1993, respectively, have been estimated based upon the number of days sales outstanding at December 31, 1995 for each customer relative to the actual revenue of the individual customers in these years. The number of days sales outstanding for customers with no revenue during 1995, have been estimated to equal the average number of days sales outstanding at December 31, 1995.

The accounts receivable do not include any receivable in subsidiaries. Furthermore, the accounts receivable have been disclosed exclusively of value added taxes because it has not been possible to include a reasonable estimate of these figures.

                          BLOOD PLASMA PRODUCT BUSINESS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVENTORIES
Inventories are stated at the lower of cost or market. Cost is determined on the first-in first-out basis and comprises direct materials, energy, wages and production overheads attributable to the Business. Production overheads are included in the inventory valuation based on the turnover rates of finished and semi-finished goods compared to the annual production.

FIXED ASSETS

PLANT, MACHINERY AND OTHER EQUIPMENT
Plant, machinery and other equipment are stated at cost less depreciation. Cost of major additions and improvements of assets are capitalised, while maintenance and repairs which do not improve or extend the life of the respective assets are charged to operations. On disposal, the related cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. All laboratory, manufacturing and office equipment have estimate useful lives of 5 to 16 years. Minor fixed assets under DKK 8,400 together with fixed assets with a limited expected useful life are charged to expense in the year of acquisition. Interest cost have not been allocated to the Business. Accordingly, no interest cost has been capitalized. Leasehold improvements are being amortized over the period of the lease (for exception - see Note G).

ACCOUNTS PAYABLE
The accounts payable comprises only payables related to the purchase of blood plasma.

OTHER LIABILITIES
The accounting records of the Parent Company did not allow to separate value added tax payables and receivables relating to the Business. Accordingly, these financial statements do not include any value added taxes.

PROVISION FOR RETURNED GOODS
The accounting records of the Parent Company did neither allow to separate provisions for returned goods nor to separate actual returns relating to the Business from returns relating to other businesses of the Parent Company. Accordingly, such provisions and costs have not been included in the financial statements.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at December 31, 1994, 1995 and April 30, 1996 and the reported amounts of revenues and expenses during the years ended December 31, 1993, 1994, and 1995 and the four month periods ended April 30, 1995 and 1996. Actual results could differ from those estimates.

                          BLOOD PLASMA PRODUCT BUSINESS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

STATEMENT OF CASH FLOWS

CASH FLOWS
The cash flow is presented in accordance with the indirect method commencing with net income for the year. The statement shows cash flow for the year, the net movement in available funds for the year and the available funds at the beginning and end of the year. The effect of changes in foreign currency exchange rates has not been included in the cash flow statements.

NOTE C. RELATED PARTY TRANSACTIONS

The Financial Statements include allocated costs relating from functions and services (such as accounting administration, legal administration, and data processing) that were provided for the Business by centralised Novo Nordisk functions. The costs of these functions and services have been allocated to the Business. Selling, General and Administrative expenses include (all in thousands) DKK 13,521, DKK 14,480 and DKK 11,798 for the years 1993, 1994 and 1995, respectively, representing allocations of general corporate expenses and the Parent Company's foreign sales force to the Business. Production overheads include the allocation of quality assurance expenses from the Parent Company of (all in thousands) DKK 2,920, DKK 2,924 and DKK 2,418 for the years 1993, 1994 and 1995, respectively. The allocation methods are described in Note A.

NOTE D. COST OF GOODS SOLD

The cost of goods sold comprises the direct costs and production overheads, inclusive provision for obsolete products and slow moving items and write-off of such goods as follows:

                                                              Year Ended December 31,
                                                      1993             1994           1995
                                                      ----             ----           ----
                                                                 (DKK thousands)

Direct material and wages                           48,879           50,053         62,717
Direct material, Nordiocto Kryopasta                     -            1,500         10,100
Production overheads                                24,014           25,624         42,274
Provision for obsolete products and
slow-moving items                                        -           39,686          1,895
Additional provision to net realizable value         3,438           37,265         (9,394)
Write-off of obsolete products                       2,092           13,834          8,676
Provision relating to committed purchases                -           11,250         (3,625)
                                                    ------          -------        -------
Cost of goods sold                                  78,423          179,212        112,643
                                                    ======          =======        =======

In the accounting records of the Parent Company inventories are valued exclusive of production overheads. Accordingly, the additional provision to net realizable value have been estimated after allocation of production overheads and provision for obsolete products and slow moving items. The provision necessary in order to value the inventory at net realizable value relates only to goods for export.

                          BLOOD PLASMA PRODUCT BUSINESS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE E. ACCOUNTS RECEIVABLE

Accounts Receivable are net of allowance for doubtful accounts of (all in thousands) DKK 3,012 and DKK 7,151 at December 31, 1994 and 1995, respectively. Included in General and Administrative Expenses were charges for doubtful accounts of (all in thousands) DKK (1,486), DKK 2,047 and DKK 4,139 for years 1993, 1994 and 1995, respectively.

Accounts receivable do not include Accounts receivable in subsidiaries. Accounts Receivable arising from sales to Danish customers are stated exclusive of value added tax.

NOTE F. INVENTORIES:

Inventories consist of the following:

                                                         December 31,
                                                     1994           1995
                                                       (DKK in thousand)

        Raw materials                               46,263         18,471
        Work in progress                            41,811         39,449
        Finished goods                              35,307         44,663
                                                   -------        -------
                                                   123,381        102,583
                                                   =======        =======


Inventory is net of reserve for obsolete products and slow moving items and an additional write-down to net realizable value of (all in thousands) DKK 95,418 and DKK 87,919 at December 31, 1994 and 1995, respectively.

NOTE G. FIXED ASSETS:

                                                       December 31, 1994
                                                                                 Work          Total
                              Leasehold       Plant and         Other             in           fixed
                            improvements      machinery       equipment        progress        assets
                                                         (DKK in thousand)

Cost at January 1             31,578           29,142          11,503           21,101         93,324
Additions during year          6,142            1,831             743            7,257         15,973
Disposal during year               -              (8)               -                -             (8)
Transfer from(to) other
items                          2,844           17,702             283          (20,829)             -
                              ------           ------          ------          -------        -------
Cost at December 31           40,564           48,667          12,529            7,529        109,289

Amortization and
  Depreciation at January 1   19,554            4,147           4,459                -         28,160
Amortization and
  Depreciation for the year    3,949            6,863           1,769                -         12,581
Amortization and
  Depreciation eliminated
  on disposal during year          -              (1)               -                -             (1)
                              ------           ------          ------          -------        -------
Amortization and
Depreciation at December 31   23,503           11,009           6,228                -         40,740
                              ------           ------          ------          -------        -------
BOOK VALUE AT DECEMBER 31     17,061           37,658           6,301            7,529         68,549
                              ======           ======          ======          =======        =======


                          BLOOD PLASMA PRODUCT BUSINESS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE G. FIXED ASSETS (CONTINUED):

In 1994 leasehold improvements in the amount of DKK 5,286,000 was purchased from the lessor of the Business' premises, whereby the annual lease was reduced by DKK 857,000. This improvement of the leasehold is amortized over a period of 10 years.

                                                 December 31, 1995
                                                                                           Work            Total
                                    Leasehold        Plant and           Other              in             fixed
                                   improvements      machinery         equipment         progress          assets
                                   ------------      ---------         ---------         --------         --------
                                                                  (DKK in thousand)

Cost at January 1                     40,564           48,667           12,529             7,529           109,289
Additions during year                     93            1,764              519                 -             2,376
Disposal during year                       -                -             (124)                -              (124)
Transfer from(to) other items          1,418            6,020                -            (7,438)                -
                                      ------           ------           ------             -----           -------
Cost at December 31                   42,075           56,451           12,924                91           111,541

Amortization and Depreciation
  at January 1                        23,503           11,009            6,228                 -            40,740
Amortization and Depreciation
  for the year                         3,812            7,906            1,710                 -            13,428
Amortization and Depreciation
  eliminated on disposal during year       -                -              (77)                -               (77)
                                      ------           ------           ------             -----           -------
Amortization and Depreciation at
  December 31                         27,315           18,915            7,861                 -            54,091
                                      ------           ------           ------             -----           -------
BOOK VALUE AT DECEMBER 31             14,760           37,536            5,063                91            57,450
                                      ======           ======           ======             =====           =======

Amortization and depreciation expense was (all in thousands) DKK 6,462, DKK 12,581 and DKK 13,428 in 1993, 1994 and 1995, respectively. Amortization and depreciation expenses were included in the statement of operation as follows:

                                                                 Year Ended
                                                                December 31,
                                                    1993             1994           1995
                                                  --------------------------------------
                                                               (DKK thousands)
Production overheads                               4,094            9,675         10,621
Research and development expenses                  1,298            1,543          1,490
Selling expenses                                     421              592            572
General and administrative expenses                  649              771            745
                                                   -----           ------         ------
Amortization and depreciation in total             6,462           12,581         13,428
                                                   =====           ======         ======

                          BLOOD PLASMA PRODUCT BUSINESS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE H. OTHER LIABILITES

Other Liabilities consist of the following:

                                                         December 31,
                                                     1994             1995
                                                   -----------------------
Accrued Vacation                                    4,854            4,995
Taxes withheld                                      1,346            1,339
Provision related to committed purchases
   (see Note D)                                    11,250                -
Other                                                   -              383
                                                   ------            -----
   Total                                           17,450            6,717
                                                   ======            =====


NOTE I. LEASES

Future minimum lease payments under the operating sublease Agreements with Novo
Nordisk A/S are as follows:

                                                                  Operating
                                                                    leases
        Year                                                   (DKK thousands)
                                                               ---------------
        1996                                                         2,280
        1997                                                         2,326
        1998                                                         2,387
        1999                                                         2,449
        2000                                                         2,512
        Remainder                                                   20,929
                                                                    ------
        Total minimum lease payments                                32,883
                                                                    ======

The actual rental expenses relating to the Business amounts to (all in thousands) DKK 6,315, DKK 5,356 and DKK 5,309 for the years 1993, 1994 and 1995, respectively, which has been reflected in the financial statements. According to a valuation from a chartered surveyor, the rental expenses would have been (all in thousands) DKK 2,783, DKK 2,310 and DKK 2,368 for the years 1993, 1994 and 1995, respectively, based on the market value of the lease.

                          BLOOD PLASMA PRODUCT BUSINESS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE J. SEGMENT INFORMATION:
Revenues include distribution of plasma products in Denmark. The revenue earned in Denmark amounts to (all in thousands) DKK 46,484, DKK 52,367 and DKK 46,675 for the years 1993, 1994 and 1995, respectively. The agreement between the Parent Company and the government concerning distribution of plasma products in Denmark was not renewed in 1995. Consequently, the distribution of goods in Denmark ceased at the end of 1995.

NOTE K. FOREIGN EXCHANGE RATES
Below are the average exchange rates for the years 1993, 1994 and 1995, respectively, and the exchange rates ruling at December 31, 1993, 1994 and 1995, respectively, for the more significant currencies for the Business shown:

                                         1993             1994             1995
                                        ------           ------           ------

USD  exchange rate at December 31       6.7725           6.0830           5.5460
USD average exchange rate               6.4833           6.3606           5.6026

PTE at December 31                      0.0383           0.0382           0.0371
PTE average exchange rates              0.0404           0.0383           0.0374

DEM at December 31                      3.9023           3.9270           3.8724
DEM average exchange rates              3.9206           3.9190           3.9113

HKD at December 31                      0.8800           0.7950           0.7210
HKD average exchange rates              0.8424           0.8229           0.7217


NOTE L. EMPLOYEES
At December 31, 1993, 1994 and 1995 the Business had 115, 123 and 127 full-time employees, respectively.

                          BLOOD PLASMA PRODUCT BUSINESS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE M. COMMITMENTS AND CONTINGENCIES
The Plasma Product Business does not take over any contingent liabilities upon its transfer to HemaSure Inc. from the Parent Company.

NOTE N.  SUBSEQUENT EVENT
On May 2, 1996, the Parent Company sold the Business to Hemasure Inc. The purchase price for the transaction is comprised of three portions. The first portion of $1,500,000 is payable in 1998 in cash or common stock of HemaSure or a subsidiary of HemaSure, at the Company's option. The second portion of approximately $13,000,000 is payable from time to time upon the sale of acquired inventory (valued at approximately $13,000,000) but no later than 1998, provided that up to $4,000,000 of this portion may be forgiven in certain circumstances. The third portion of the purchase price of approximately $8,600,000 is payable in 1998 in cash or common stock of HemaSure or a subsidiary of HemaSure, at the Company's option, provided that all of this portion may be forgiven in certain circumstances.